 Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT

AMENDMENT NO. 1 TO INTERCREDITOR Agreement, dated June 22, 2012 (this “Amendment”), is by and among NCI BUILDING SYSTEMS, INC., a Delaware corporation (the “Company”), those certain Domestic Subsidiaries of the Company party hereto as Grantors, Credit Suisse AG, Cayman Islands Branch, as Term Loan Administrative Agent and Term Loan Agent, WELLS FARGO CAPITAL FINANCE, LLC, as Working Capital Administrative Agent and Working Capital Agent and Credit Suisse AG, Cayman Islands Branch, as Control Agent.

WITNESSETH:

WHEREAS, the Company, the other Grantors, the Term Loan Administrative Agent, the Term Loan Agent, the Working Capital Administrative Agent, the Working Capital Agent and the Control Agent are parties to the Intercreditor Agreement, dated as of October 20, 2009, by and among the Company, the other Grantors, Term Loan Agent, the Working Capital Agent and the Control Agent, as supplemented by the Joinder thereto dated as of the date hereof (as the same is amended and supplemented pursuant hereto and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Intercreditor Agreement”);

WHEREAS, the Company and the other Grantors desire to amend certain provisions of the Intercreditor Agreement as set forth herein, and the Term Loan Administrative Agent, Term Loan Agent, the Working Capital Administrative Agent, the Working Capital Agent and the Control Agent are willing to agree to such amendments on the terms and subject to the conditions set forth herein;

WHEREAS, by this Amendment, the Company, the other Grantors, the Term Loan Administrative Agent, Term Loan Agent, the Working Capital Administrative Agent, the Working Capital Agent and the Control Agent desire and intend to evidence such amendments;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Amendment to Intercreditor Agreement. The Intercreditor Agreement is, effective as of the satisfaction of the conditions precedent set forth in Section 6 below, hereby amended as follows:

(a)          The introductory paragraph of the Intercreditor Agreement is amended as follows:

(i)          the phrase “(in such capacity, together with its successors and assigns in such capacity, the “Term Loan Administrative Agent”)” is amended in its entirety to read “(in such capacity, together with its successors and assigns in such capacity, and as more particularly defined below, the “Term Loan Administrative Agent”)”;

(ii)         the phrase “(in such capacity, together with its successors and assigns in such capacity, the “Term Loan Agent”)” is amended in its entirety to read “(in such capacity, together with its successors and assigns in such capacity, and as more particularly defined below, the “Term Loan Agent”)”;

(iii)        the phrase “(in such capacity, the “Working Capital Administrative Agent”)” is amended in its entirety to read “(in such capacity, together with its successors and assigns in such capacity, and as more particularly defined below, the “Working Capital Administrative Agent”)”; and

(iv)        the phrase “(in such capacity, together with its successors and assigns in such capacity, the “Working Capital Agent”)” is amended in its entirety to read “(in such capacity, together with its successors and assigns in such capacity, and as more particularly defined below, the “Working Capital Agent”)”.

(b)          The following definitions are hereby added to Section 1.1 of the Intercreditor Agreement in proper alphabetical sequence:

(i)          “Additional Bank Products Provider” means any Person (other than an Additional Bank Products Affiliate) that has entered into a Bank Products Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Additional Collateral Documents, as designated by the Company in accordance with the terms of the Additional Collateral Documents.

(ii)          “Control Agent” has the meaning set forth in the introductory paragraph of this Agreement.

(iii)        “Term Loan Bank Products Provider” means any Person (other than a Term Loan Lender or an Affiliate of a Term Loan Lender) that has entered into a Bank Products Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Term Loan Collateral Documents, as designated by the Company in accordance with the terms of the Term Loan Collateral Documents.

(c)          The definitions of the terms listed below are hereby amended and restated in their entirety as follows:

(i)          “Additional Claimholders” means, at any relevant time, the holder or holders of Additional Obligations at such time, including without limitation any Additional Credit Facility Creditors, any Additional Bank Products Affiliate, each Additional Agent and any Additional Bank Products Provider, and all successors, assigns, transferees and replacements thereof, as well as any Person designated as an “Additional Claimholder” under any Additional Credit Facility; and with respect to any Additional Agent, shall mean the Additional Claimholders for which such Additional Agent acts as Additional Agent.

(ii)         “Additional Documents” means any Additional Credit Facilities, any Additional Guarantees, any Additional Collateral Documents, any Bank Products Agreements between any Grantor and any Additional Bank Products Affiliate or any Additional Bank Products Provider, those other ancillary agreements as to which any Additional Claimholder is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Grantor or any of its respective Subsidiaries or Affiliates and delivered to any Additional Agent in connection with any of the foregoing or any Additional Credit Facility, and any other document or instrument executed or delivered at any time in connection with any Additional Obligations, including any intercreditor or joinder agreement among holders of Additional Obligations or among holders of Term Loan Obligations and Additional Obligations, in each case as the same may be amended, modified or supplemented from time to time.

(iii)         “Additional Obligations” means any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description owing by any Grantor whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Grantor under the Bankruptcy Code or any other Insolvency or Liquidation Proceeding under (i) any Additional Credit Facilities, (ii) any other Additional Documents and (iii) any Bank Products Agreements with any Additional Agent, any Additional Credit Facility Creditor, any Affiliate of any Additional Credit Facility Creditor or any Additional Bank Products Provider. “Additional Obligations” shall include (x) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) in accordance with the rate specified in the relevant Additional Document and (y) all fees, costs and charges incurred in connection with the Additional Documents and provided for thereunder, in the case of each of clause (x) and clause (y) whether before or after commencement of an Insolvency or Liquidation Proceeding and irrespective of whether any claim for such interest, fees, costs or charges is allowed as a claim in such Insolvency or Liquidation Proceeding.

(iv)        “Refinance” means, in respect of any Indebtedness, to refinance, refund, renew, restructure, replace or repay, or to issue other Indebtedness, in exchange or replacement for, such Indebtedness (whether such refinancing, refunding, renewal, restructuring, replacement or repayment or issuance occurs concurrently with the repayment of such Indebtedness or after any lapse of time during which there may not exist any such Indebtedness). “Refinanced” and “Refinancing” shall have correlative meanings.

(v)         “Term Loan Claimholders” means, at any relevant time, the holders of Term Loan Obligations at such time, including without limitation the Term Loan Lenders, any agent under the Term Loan Credit Agreement and any Term Loan Bank Products Provider.

(vi)         “Term Loan Credit Documents” means the Term Loan Credit Agreement, the Term Loan Collateral Documents, the other Loan Documents (as defined in the Term Loan Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other Term Loan Obligation, and any other document or instrument executed or delivered at any time in connection with any Term Loan Obligations, including any intercreditor or joinder agreement among holders of Term Loan Obligations or among holders of Term Loan Obligations and Additional Obligations, to the extent such are effective at the relevant time, as each may be amended, modified or supplemented from time to time.

(vii)       “Term Loan Obligations” means any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description owing by any Grantor whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Grantor under the Bankruptcy Code or any other Insolvency or Liquidation Proceeding under (i) the Term Loan Credit Agreement, (ii) the other Term Loan Credit Documents and (iii) any Bank Products Agreement entered into with any Person who at the time of entry into such agreement is either the Term Loan Agent, the Term Loan Administrative Agent, any Term Loan Lender, any Affiliate of a Term Loan Lender or any Term Loan Bank Products Provider. “Term Loan Obligations” shall include (x) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) in accordance with the rate specified in the relevant Term Loan Credit Document and (y) all fees, costs and charges incurred in connection with the Term Loan Credit Documents and provided for thereunder, in the case of each of clause (x) and clause (y) whether before or after commencement of an Insolvency or Liquidation Proceeding and irrespective of whether any claim for such interest, fees, costs or charges is allowed as a claim in such Insolvency or Liquidation Proceeding.

(viii)      “Working Capital Credit Documents” means the Working Capital Credit Agreement, the Working Capital Collateral Documents, the other Financing Agreements (as defined in the Working Capital Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other Working Capital Obligation, and any other document or instrument executed or delivered at any time in connection with any Working Capital Obligations, including any intercreditor or joinder agreement among holders of Working Capital Obligations, to the extent such are effective at the relevant time, as each may be amended, modified or supplemented from time to time.

(ix)         “Working Capital Obligations” means any and all loans, letter of credit obligations and all other obligations, liabilities and indebtedness of every kind, nature and description owing by any Grantor whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Grantor under the Bankruptcy Code or any other Insolvency or Liquidation Proceeding under (i) the Working Capital Credit Agreement, (ii) the other Working Capital Credit Documents and (iii) any Bank Products Agreement entered into with any Person who at the time of entry into such agreement is either the Working Capital Agent, the Working Capital Administrative Agent, the Working Capital Lenders or any Affiliate of the Working Capital Lenders. “Working Capital Obligations” shall include (x) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) in accordance with the rate specified in the relevant Working Capital Credit Document and (y) all fees, costs and charges incurred in connection with the Working Capital Credit Documents and provided for thereunder, in the case of each of clause (x) and clause (y) whether before or after commencement of an Insolvency or Liquidation Proceeding and irrespective of whether any claim for such interest, fees, costs or charges is allowed as a claim in such Insolvency or Liquidation Proceeding.

(d)          The definition of the term “Discharge of Additional Obligations” is hereby amended by (i) deleting the phrase “the Term Loan Administrative Agent” therein and replacing with the phrase “each Additional Agent under each Additional Credit Facility then outstanding” and (ii) deleting the following text at the end thereof: “, subject, with respect to the aggregate principal amount of the relevant items set forth in the foregoing clauses (i) and (ii), to the limitations set forth in the definition of Additional Cap Amount”.

(e)          The definition of the term “Discharge of Term Loan Obligations” is hereby amended by deleting the following text at the end thereof: “, subject, with respect to the aggregate principal amount of the relevant items set forth in the foregoing clauses (i) and (ii), to the limitations set forth in the definition of TL Cap Amount”.

(f)          The definition of “Discharge of Working Capital Obligations” is hereby amended by deleting the following text at the end thereof: “, subject, with respect to the aggregate principal amount of the relevant items set forth in the foregoing clauses (i), (ii) and (iii)(A), to the limitations set forth in the definition of Maximum Working Capital Obligations”.

(g)          The definitions of “Additional Cap Amount”, “TL Cap Amount” and “Maximum Working Capital Obligations” are hereby deleted in their entirety.

(h)          Section 2.2(c) is hereby amended to read in its entirety as follows: “[Reserved.]”

(i)          Section 2.2(d) is hereby amended to read in its entirety as follows: “[Reserved.]”

(j)          Section 2.2(e) is hereby amended to read in its entirety as follows: “[Reserved.]”

(k)          Section 2.5(a) is hereby amended by replacing each reference therein to “any Grantor or any of its Subsidiaries” with the words “any Grantor or any of its Domestic Subsidiaries”.

2.           Interpretation. For purposes of this Amendment, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Intercreditor Agreement as amended by this Amendment. It is understood and agreed that the terms “Working Capital Credit Agreement”, “Working Capital Credit Documents”, “Working Capital Obligations” shall not be construed to be limited to agreements or obligations the proceeds of which are used for working capital purposes.

3.           Conditions Precedent. The amendments contained herein shall only be effective upon the due execution of a counterpart of this Amendment by each of the Company, the other Grantors, the Term Loan Administrative Agent, the Term Loan Agent, the Working Capital Administrative Agent, the Working Capital Agent, and the Control Agent, and the delivery of such executed counterpart to each of the other parties to this Amendment.

4.          Effect of this Amendment. Except as expressly set forth herein, no other amendments, changes or modifications to the Intercreditor Agreement are intended or implied, and in all other respects the Intercreditor Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and no party to the Intercreditor Agreement shall be entitled to any other or further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the Intercreditor Agreement, the terms of this Amendment shall control. The Intercreditor Agreement and this Amendment shall be read and construed as one agreement. On and after the date that all conditions set forth in Section 3, above, shall have been satisfied and this Amendment has become effective, each reference in the Intercreditor Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the Working Capital Credit Documents, the Term Loan Credit Documents or any Additional Documents to the Intercreditor Agreement, shall mean and be a reference to the Intercreditor Agreement as amended hereby.

5.          Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

6.          Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.          Entire Agreement. This Amendment represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

8.          Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

9.          Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO CAPITAL FINANCE, LLC,
as Working Capital Administrative Agent and Working Capital Agent

By:	/s/ Matt Mouledous
Name:	Matt Mouledous
Title:	VP

CREDIT SUISSE AG, Cayman Islands Branch, as Term Loan Administrative Agent and Term Loan Agent

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Managing Director

By:	/s/ Rahul Parmar
Name:	Rahul Parmar
Title:	Associate

CREDIT SUISSE AG, Cayman Islands Branch, as Control Agent

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Managing Director

By:	/s/ Rahul Parmar
Name:	Rahul Parmar
Title:	Associate

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GRANTORS:

NCI GROUP, INC

By:	/s/ Mark Johnson
Name:	Mark Johnson
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ROBERTSON-CECO II CORPORATION

By:	/s/ Mark Johnson
Name:	Mark Johnson
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

NCI BUILDING SYSTEMS, INC.

By:	/s/ Mark Johnson
Name:	Mark Johnson
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

STEELBUILDING.COM, INC.

By:	/s/ Mark Johnson
Name:	Mark Johnson
Title:	Vice President - Accounting